UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2026

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 West 41st Street, 5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 790-5756

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2026, the Board of Directors of Intelligent Bio Solutions Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of Intelligent Bio Solutions Inc. (as amended and restated, the “Bylaws”), effective on such date. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws.

The changes to the Bylaws include revising Section 2.6 in order to clarify that any matter (other than the election of directors) brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding broker non-votes) on such matter, and to establish that abstentions will also be excluded and have no impact on the vote held on such matter.

The foregoing summary of the changes effectuated by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Pursuant to Regulation FD, the Company hereby furnishes the presentation (the “Presentation”) that the Company made available to investors on October 13, 2026, relating to the Company’s business and operations. The Presentation can be accessed by visiting the Investors section of the Company’s website: www.ibs.inc.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

No.	Description
3.1	Second Amended and Restated Bylaws of Intelligent Bio Solutions Inc
99.1	Presentation made available on October 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2026

INTELLIGENT BIO SOLUTIONS INC.

By:	/s/ Spiro Sakiris
Name:	Spiro Sakiris
Title:	Chief Financial Officer